UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2004

BROOKTROUT, INC.

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	000-20698	04-2814792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 FIRST AVENUE, NEEDHAM, MASSACHUSETTS 02494

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 449-4100

Item 12.  Results of Operations and Financial Condition.

On April 21, 2004, we issued a press release announcing our financial results for the quarter ended March 31, 2004. The full text of the press release is attached as Exhibit 99.1 to this report.  The information contained in the website cited in the press release is not a part of this report.

The information in this report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act or the Securities Act of 1934, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKTROUT, INC.

(Registrant)

Date: April 21, 2004	By:	/s/ Eric R. Giler

Eric R. Giler
President
(Chief Executive Officer)

EXHIBIT INDEX

Exhibit No.	Title

99.1	Press Release* of Brooktrout, Inc. issued April 21, 2004 as to financial results for the quarter ended March 31, 2004.

*       The press release is being furnished pursuant to Item 12, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.